Exhibit 99.1


   Pier 1 Imports, Inc. Reports Fourth Quarter and FY 2006 Financial Results


     FORT WORTH, Texas--(BUSINESS WIRE)--April 6, 2006--Pier 1 Imports, Inc. (NYSE:PIR) today reported results for the fourth quarter and fiscal year ended February 25, 2006. The results of The Pier Retail Group Limited ("The Pier"), the Company's subsidiary based in the United Kingdom, have been classified as discontinued operations for all periods presented in the Company's consolidated financial statements; this subsidiary was sold on March 20, 2006.

     Fourth Quarter Results

     Fourth quarter sales from continuing operations were $506,022,000, up 0.7% from last year's sales from continuing operations of $502,278,000, and comparable store sales declined 2.9%. For the fourth quarter, merchandise margins decreased 400 basis points from the year-ago period and gross profit, after de-leveraging of store occupancy costs, declined 510 basis points versus last year. The Company reported a net loss of $9,976,000 or $0.11 per share for the fourth quarter, which included an after-tax loss from discontinued operations from The Pier of $2,991,000 or $0.03 per share. The loss from discontinued operations included a non-cash pre-tax impairment charge of $7,441,000 to state the Company's investment in The Pier at its estimated fair value. The fourth quarter net loss from continuing operations of $6,985,000 or $0.08 per share included charges recorded in selling, general and administrative expenses for the following transitional costs and other significant adjustments during the quarter:

     -- After a comprehensive reevaluation of the real estate portfolio of Pier 1 and Pier 1 Kids in fiscal 2006, the Company has accelerated closings of certain stores with weaker sales. The decision was made to close 38 stores in fiscal 2006 and 35 store closings are planned for fiscal 2007. The Company had originally scheduled to close 27 and 20 stores in fiscal 2006 and 2007, respectively. This rationalization of the Company's store portfolio resulted in non-cash pre-tax impairment charges and fixed asset and intangible asset write-offs in the fourth quarter totaling $5.8 million, as well as early lease terminations of $1.4 million before tax. Currently, the Company plans to open approximately 40 new Pier 1 stores and no new Pier 1 Kids stores during fiscal 2007. Additionally, the Company has doubled the number of Pier 1 outlet stores as of the end of fiscal 2006, and now operates 34 outlet stores in order to effectively transition merchandise, improve margins and maintain clean visual presentations in stores throughout the year.

     -- The Company also restructured certain corporate office and field administration functions during the fourth quarter that resulted in incremental costs for severance, outplacement and retirement expenses totaling approximately $2.6 million before tax.

     Full Year Fiscal 2006 Results

     Total fiscal 2006 sales from continuing operations were $1,776,701,000, a decrease of 2.7% from last year's sales from continuing operations of $1,825,343,000, and comparable store sales declined 7.1%. The Company reported a fiscal 2006 net loss of $39,804,000 or $0.46 per share, which included an after-tax loss from discontinued operations from The Pier of $12,333,000 or $0.14 per share. For the year, the Company reported a net loss from continuing operations of $27,471,000 or $0.32 per share.
     Marvin J. Girouard, the Company's Chairman and Chief Executive Officer, said, "The Company continues to move forward with its turnaround strategy, and during the fourth quarter we made significant progress toward plans to improve sales and profitability for fiscal year 2007 that began on February 26, 2006. We believe that our business will improve through the successful implementation of strategies in the areas of merchandising, marketing and store portfolio rationalization, as well as corporate and field restructuring programs. These changes are anticipated to improve sales, while reducing administrative expenses. In addition, the Company's divestiture of the U.K. stores last month is further evidence that we are intensely focused on the core business.
     "In early March, we dramatically transformed stores to feature the 'Pier 1 meets modern' look and new colors for the season. Customers are responding positively to the more relevant and modern designs, the uniqueness of the new styles as well as their higher quality and value pricing. In mid-March, we began our targeted marketing program consisting of new national television ads and a spring catalog mailing to 10 million customers. It is too early to make any assertions on longer term success; however, we are encouraged by initial feedback on the new merchandise and easy-to-shop store presentations. We believe that by the end of the first quarter and into the beginning of the second quarter, we will begin to see notable improvement in customer traffic."

     Consolidated Statements of Cash Flows Reclassification

     The Company has determined that a reclassification within its consolidated statements of cash flows is required to properly reflect the exchanges of proprietary credit card receivables for retained interests in securitized receivables as non-monetary transactions in the operating activities section of the cash flow statements. The reclassification of the consolidated statements of cash flows will require restatement for the years ended February 26, 2005 and February 28, 2004. Please refer to the Company's Form 8-K submission today with the Securities and Exchange Commission for a more complete discussion of the reclassification. The Company expects to file its Form 10-K for the year ended February 25, 2006 during April 2006.
     The Company will host a conference call to discuss the fourth quarter and fiscal year 2006 results, as well as March sales, at 10:00 a.m. Central Time today. A web cast is available on our website at www.pier1.com linking through to the "Investor Relations" page and the "Events" page, or you can dial into the conference at 1-800-498-7872 or if international dial 1-706-643-0435 and the conference ID number is 4637140. The teleconference will be held in a "listen-only" mode for all participants other than the Company's current sell-side analysts and buy-side investors.
     The replay will be available at about 12:00 p.m. (Central) for 24 hours and replay access can be dialed at 800-642-1687 or if international dial 706-645-9291 and reference the conference ID number 4637140.

     Any forward-looking projections or statements made in this press release should be considered in conjunction with the cautionary statements contained in the Company's most recently filed quarterly report on Form 10-Q. Management's expectations and assumptions regarding planned store openings, financing of Company obligations from operations, results from its new marketing, merchandising and store operations strategies, and other future results are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements. Risks and uncertainties that may affect Company operations and performance include, among others, the effects of terrorist attacks or other acts of war, conflicts or war involving the United States or its allies or trading partners, labor strikes, weather conditions or natural disasters that may affect sales, volatility of fuel and utility costs, the general strength of the economy and levels of consumer spending, consumer confidence, the availability of new sites for expansion along with sufficient labor to facilitate growth, the strength of new home construction and sales of existing homes, the availability and proper functioning of technology and communications systems supporting the Company's key business processes, the ability of the Company to import merchandise from foreign countries without significantly restrictive tariffs, duties or quotas and the ability of the Company to source, ship and deliver items from foreign countries to its U.S. distribution centers at reasonable prices and rates and in a timely fashion. The Company assumes no obligation to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied will not be realized.
     Pier 1 Imports, Inc. is North America's largest specialty retailer of imported decorative home furnishings and gifts with Pier 1 Imports(R) stores in 49 states, Puerto Rico, Canada, and Mexico and Pier 1 Kids(R) stores in the United States.



                         Pier 1 Imports, Inc.
                         --------------------

                CONSOLIDATED STATEMENTS OF OPERATIONS
               (in thousands except per share amounts)
                             (unaudited)

                      Three Months Ended       Twelve Months Ended
                   February 25, February 26, February 25, February 26,
                       2006         2005        2006          2005
                   -----------  ----------   ------------ -----------

Net sales            $506,022    $502,278     $1,776,701  $1,825,343

Operating costs and
 expenses:
   Cost of sales
    (including buying
    and store
    occupancy costs
    and excluding
    costs shown
    separately
    below)            344,235     316,008      1,175,011   1,121,697
   Selling, general
    and
    administrative
    expenses          157,690     142,142        588,273     549,635
   Depreciation and
    amortization       14,085      15,476         56,229      55,762
                    ----------- ----------    -----------  ----------
                      516,010     473,626      1,819,513   1,727,094
                    ----------- ----------    -----------  ----------

    Operating income
     (loss)            (9,988)     28,652        (42,812)     98,249

Nonoperating (income)
 and expenses:
   Interest and
    investment income  (1,284)     (1,473)        (3,510)     (2,635)
   Interest expense       947         937          2,610       1,735
                    ----------- ----------    -----------  ----------
                         (337)       (536)          (900)       (900)
                    ----------- ----------    -----------  ----------

    Income (loss)
     from continuing
     operations before
     income taxes      (9,651)     29,188        (41,912)     99,149
Provision (benefit)
 for income taxes      (2,666)     11,848        (14,441)     36,384
                    ----------- ----------    -----------  ----------
Income (loss) from
 continuing
 operations            (6,985)     17,340        (27,471)     62,765

Discontinued
 operations:
   Income (loss) from
    discontinued
    operations         (8,241)      1,459        (17,583)     (2,308)
   Income tax benefit  (5,250)          -         (5,250)          -
                     ---------- ----------    -----------  ----------
    Loss on
     discontinued
     operations        (2,991)      1,459        (12,333)     (2,308)

Net income (loss)     $(9,976)    $18,799       $(39,804)    $60,457
                     ========== ==========    ===========  ==========

Earnings (loss) per
 share from
 continuing operations:
       Basic           ($0.08)      $0.20         ($0.32)      $0.72
                     ========== ==========    ===========  ==========
       Diluted         ($0.08)      $0.20         ($0.32)      $0.71
                     ========== ==========    ===========  ==========

Earnings (loss) per
 share from
 discontinued
 operations:
       Basic           ($0.03)      $0.02         ($0.14)     ($0.03)
                     ========== ==========    ===========  ==========
       Diluted         ($0.03)      $0.01         ($0.14)     ($0.03)
                     ========== ==========    ===========  ==========

Earnings (loss) per
 share:
       Basic           ($0.11)      $0.22         ($0.46)      $0.69
                     ========== ==========    ===========  ==========
       Diluted         ($0.11)      $0.21         ($0.46)      $0.68
                     ========== ==========    ===========  ==========

Average shares
 outstanding during
 period:
       Basic           86,883      86,454         86,629      87,037
                     ========== ==========    ===========  ==========
       Diluted         86,883      87,965         86,629      88,838
                     ========== ==========    ===========  ==========




                         Pier 1 Imports, Inc.
                         --------------------

                     CONSOLIDATED BALANCE SHEETS
               (in thousands except per share amounts)
                             (unaudited)


                                        February 25,   February 26,
                                            2006           2005
                                        ------------- ---------------
ASSETS

Current assets:
   Cash and cash equivalents, including
    temporary investments of $238,463
    and $178,289, respectively              $246,115        $185,722
   Beneficial interest in securitized
    receivables                               50,000          35,690
   Other accounts receivable, net             13,916          11,089
   Inventories                               368,978         365,767
   Income tax receivable                      18,011               -
   Assets held for sale                       32,359          39,815
   Prepaid expenses and other current
    assets                                    45,544          40,864
                                        ------------- ---------------
        Total current assets                 774,923         678,947

Properties, net                              298,922         320,138
Other noncurrent assets                       96,016          76,664
                                        ------------- ---------------
                                          $1,169,861      $1,075,749
                                        ============= ===============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts payable                         $105,916        $108,132
   Gift cards and other deferred
    revenue                                   63,835          60,844
   Accrued income taxes payable                4,763          11,716
   Liabilities related to assets held
    for sale                                  16,841          15,163
   Other accrued liabilities                  97,493          95,723
                                        ------------- ---------------
        Total current liabilities            288,848         291,578

Long-term debt                               184,000          19,000
Other noncurrent liabilities                 107,031         100,802

Shareholders' equity:
   Common stock, $1.00 par, 500,000,000
    shares authorized, 100,779,000
    issued                                   100,779         100,779
   Paid-in capital                           132,075         141,850
   Retained earnings                         582,221         656,692
   Cumulative other comprehensive
    (loss) income                               (583)         (1,426)
   Less -- 13,761,000 and 14,459,000
    common shares in treasury, at cost,
    respectively                            (222,254)       (233,526)
   Less unearned compensation                 (2,256)              -
                                        ------------- ---------------
                                             589,982         664,369
                                        ------------- ---------------
                                          $1,169,861      $1,075,749
                                        ============= ===============




                         Pier 1 Imports, Inc.
                         --------------------

                CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (in thousands)
                             (unaudited)

                              February 25, February 26,  February 28,
                                 2006          2005          2004
                              ------------ ------------- -------------
                                           (as restated) (as restated)
Cash flow from operating
 activities:
  Net income (loss)              $(39,804)      $60,457      $118,001
  Adjustments to reconcile to
   net cash provided by
    (used in) operating
     activities:
       Depreciation and
        amortization               78,781        75,624        64,606
       Loss (gain) on
        disposal of fixed
        assets                      1,542           315          (316)
       Loss on impairment of
        fixed assets                6,263           741           459
       Write-down of assets
        held for sale               7,441             -             -
       Deferred compensation       11,402         7,710         6,573
       Lease termination
        expense                     4,048         2,243         3,258
       Deferred income taxes      (14,496)        2,035           184
       Sale of receivables in
        exchange for
        beneficial
        interest in securitized
        receivables               (74,550)      (91,071)      (83,931)
       Tax benefit from
        options exercised by
        employees                     760         3,668         4,897
       Other                         (396)         (222)        4,894
  Changes in cash from:
      Inventories                     882        (6,860)      (40,520)
      Other accounts
       receivable, prepaid
       expenses and other
       current assets             (22,778)      (11,302)      (16,927)
      Income tax receivable       (18,011)            -             -
      Accounts payable and
       accrued expenses             7,369        21,572        34,410
      Income taxes payable         (6,966)      (14,116)          184
      Other noncurrent assets      (2,558)          336        (2,027)
                              ------------ ------------- -------------
            Net cash provided
             by (used in)
             operating
             activities           (61,071)       51,130        93,745
                              ------------ ------------- -------------

Cash flow from investing
 activities:
  Capital expenditures            (50,979)      (99,239)     (121,190)
  Proceeds from disposition
   of properties                    1,401         3,852        34,450
  Contributions to restricted
   cash                            (3,500)      (10,807)       (8,752)
  Collections of principal on
   beneficial interests
   in securitized receivables      60,240        99,712        78,788
                              ------------ ------------- -------------
            Net cash provided
             by (used in)
             investing
             activities             7,162        (6,482)      (16,704)
                              ------------ ------------- -------------

Cash flow from financing
 activities:
  Cash dividends                  (34,667)      (34,762)      (26,780)
  Purchases of treasury stock      (4,047)      (58,210)      (76,009)
  Proceeds from stock options
   exercised, stock purchase
   plan and other, net              7,641        12,473        15,709
  Issuance of long-term debt      165,000             -             -
  Notes payable borrowings         86,500             -             -
  Repayment of notes payable      (86,500)            -        (6,390)
  Debt issuance costs              (6,739)         (169)         (584)
  Purchase of call option          (9,145)            -             -
                              ------------ ------------- -------------
            Net cash provided
             by (used in)
             financing
             activities           118,043       (80,668)      (94,054)
                              ------------ ------------- -------------

Change in cash and cash
 equivalents                       64,134       (36,020)      (17,013)
Cash and cash equivalents at
 beginning of period
 (including cash held for sale
 of $3,359, $6,148 and $6,506,
 respectively)                    189,081       225,101       242,114
                              ------------ ------------- -------------
Cash and cash equivalents at
 end of period (including cash
 held for sale of $7,100,
 $3,359 and $6,148,
 respectively)                   $253,215      $189,081      $225,101
                              ============ ============= =============



    CONTACT: Pier 1 Imports, Inc., Fort Worth
             Cary Turner, 817-252-8400